                                                                     EXHIBIT 4.9



                    AMENDED AND RESTATED DECLARATION OF TRUST

                                       OF

                               HFC CAPITAL TRUST I

                                       OF

                         HAWTHORNE FINANCIAL CORPORATION





                           Dated as of March 28, 2001

                                TABLE OF CONTENTS

                                                                                   PAGE
ARTICLE I INTERPRETATION AND DEFINITIONS .........................................   2

      SECTION 1.1   Definitions ..................................................   2

ARTICLE II TRUST INDENTURE ACT ...................................................   8

      SECTION 2.1   Trust Indenture Act; Application .............................   8
      SECTION 2.2   Lists of Holders of Securities ...............................   8
      SECTION 2.3   Reports by the Property Trustee ..............................   9
      SECTION 2.4   Periodic Reports to Property Trustee .........................   9
      SECTION 2.5   Evidence of Compliance with Conditions Precedent .............   9
      SECTION 2.6   Events of Default; Waiver ....................................   9
      SECTION 2.7   Default; Notice ..............................................  11

ARTICLE III ORGANIZATION .........................................................  12

      SECTION 3.1   Name .........................................................  12
      SECTION 3.2   Office .......................................................  12
      SECTION 3.3   Purpose ......................................................  12
      SECTION 3.4   Authority ....................................................  12
      SECTION 3.5   Title to Property of the Trust ...............................  12
      SECTION 3.6   Powers and Duties of the Administrative Trustees .............  13
      SECTION 3.7   Prohibition of Actions by the Trust and the Trustees .........  15
      SECTION 3.8   Powers and Duties of the Property Trustee ....................  16
      SECTION 3.9   Certain Duties and Responsibilities of the Property Trustee ..  18
      SECTION 3.10  Certain Rights of Property Trustee ...........................  20
      SECTION 3.11  Delaware Trustee .............................................  22
      SECTION 3.12  Execution of Documents .......................................  22
      SECTION 3.13  Not Responsible for Recitals or Issuance of Securities .......  23
      SECTION 3.14  Duration of Trust ............................................  23
      SECTION 3.15  Mergers ......................................................  23

ARTICLE IV SPONSOR ...............................................................  25

      SECTION 4.1   Sponsor's Purchase of Common Securities ......................  25
      SECTION 4.2   Responsibilities of the Sponsor ..............................  25
      SECTION 4.3   Right to Proceed .............................................  25
      SECTION 4.4   Right to Dissolve Trust ......................................  25

ARTICLE V TRUSTEES ...............................................................  26

      SECTION 5.1   Number of Trustees; Appointment of Co-Trustee ................  26
      SECTION 5.2   Delaware Trustee .............................................  26

      SECTION 5.3   Property Trustee; Eligibility ................................  27
      SECTION 5.4   Certain Qualifications of Administrative Trustees and Delaware
                    Trustee Generally ............................................  28
      SECTION 5.5   Administrative Trustees ......................................  28
      SECTION 5.6   Appointment, Removal and Resignation of Trustees .............  29
      SECTION 5.7   Vacancies Among Trustees .....................................  30
      SECTION 5.8   Effect of Vacancies ..........................................  31
      SECTION 5.9   Meetings .....................................................  31
      SECTION 5.10  Delegation of Power ..........................................  31
      SECTION 5.11  Merger, Conversion, Consolidation or Succession to Business ..  31

ARTICLE VI DISTRIBUTIONS .........................................................  32

      SECTION 6.1   Distributions ................................................  32

ARTICLE VII ISSUANCE OF SECURITIES ...............................................  32

      SECTION 7.1   General Provisions Regarding Securities ......................  32
      SECTION 7.2   Execution and Authentication .................................  33
      SECTION 7.3   Form and Dating ..............................................  33
      SECTION 7.4   Registrar, Paying Agent and Exchange Agent ...................  34
      SECTION 7.5   Paying Agent to Hold Money in Trust ..........................  34
      SECTION 7.6   Replacement Securities .......................................  35
      SECTION 7.7   Outstanding Capital Securities ...............................  35
      SECTION 7.8   Capital Securities in Treasury ...............................  35
      SECTION 7.9   Temporary Securities .........................................  36
      SECTION 7.10  Cancellation .................................................  36
      SECTION 7.11  CUSIP Numbers ................................................  36

ARTICLE VIII DISSOLUTION OF TRUST ................................................  36

      SECTION 8.1   Dissolution of Trust .........................................  36

ARTICLE IX TRANSFER OF INTERESTS .................................................  37

      SECTION 9.1   Transfer of Securities .......................................  37
      SECTION 9.2   Transfer Procedures and Restrictions .........................  38
      SECTION 9.3   Deemed Security Holders ......................................  44

ARTICLE X LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS ...  44

      SECTION 10.1  Liability ....................................................  44
      SECTION 10.2  Exculpation ..................................................  44
      SECTION 10.3  Fiduciary Duty ...............................................  45
      SECTION 10.4  Indemnification ..............................................  46
      SECTION 10.5  Outside Businesses ...........................................  48

ARTICLE XI ACCOUNTING ............................................................  49

      SECTION 11.1  Fiscal Year ..................................................  49
      SECTION 11.2  Certain Accounting Matters ...................................  49
      SECTION 11.3  Banking ......................................................  49
      SECTION 11.4  Withholding ..................................................  50

ARTICLE XII AMENDMENTS AND MEETINGS ..............................................  50

      SECTION 12.1  Amendments ...................................................  50
      SECTION 12.2  Meetings of the Holders; Action by Written Consent ...........  52

ARTICLE XIII REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE ............  54

      SECTION 13.1  Representations and Warranties of Property Trustee ...........  54
      SECTION 13.2  Representations and Warranties of Delaware Trustee ...........  54

ARTICLE XIV MISCELLANEOUS ........................................................  55

      SECTION 14.1  Notices ......................................................  55
      SECTION 14.2  Governing Law ................................................  56
      SECTION 14.3  Intention of the Parties .....................................  57
      SECTION 14.4  Headings .....................................................  57
      SECTION 14.5  Successors and Assigns .......................................  57
      SECTION 14.6  Partial Enforceability .......................................  57
      SECTION 14.7  Counterparts .................................................  57

ANNEX I

TERMS OF

      10.18% MMCapS(SM)
      10.18% COMMON SECURITIES ...................................................  I-1

EXHIBIT A-1

      FORM OF CAPITAL SECURITY CERTIFICATE .......................................  A1-1

EXHIBIT A-2

      FORM OF COMMON SECURITY CERTIFICATE ........................................  A2-1

ANNEX II

      TRANSFEREE LETTER ..........................................................  II-1

                             CROSS-REFERENCE TABLE*

    Section of
 Trust Indenture
 Act of 1939, as                                                                 Section of
     amended                                                                    Declaration
-------------------                                                           -----------------
      310(a)        .....................................................           5.3
      310(b)        .....................................................      5.3(c); 5.3(d)
      311(a)        .....................................................          2.2(b)
      311(b)        .....................................................          2.2(b)
      312(a)        .....................................................          2.2(a)
      312(b)        .....................................................          2.2(b)
       313          .....................................................           2.3
      314(a)        .....................................................       2.4, 2.7(c);
                                                                                   3.6(j)
      314(c)        .....................................................           2.5
      315(a)        .....................................................       3.6(j); 3.9
      315(b)        .....................................................          2.7(a)
      315(c)        .....................................................          3.9(a)
      315(d)        .....................................................          3.9(b)
      316(a)        .....................................................           2.6
      316(c)        .....................................................          3.6(e)
      317(a)        .....................................................      3.8(e); 3.8(h)
      317(b)        .....................................................       3.8(i); 7.5
       318          .....................................................           2.1

--------------

* This Cross-Reference Table does not constitute part of this Declaration and shall not affect the interpretation of any of its terms or provisions.

                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                               HFC CAPITAL TRUST I

                           Dated as of March 28, 2001

                AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of March 28, 2001, by and among the Trustees (as defined herein), the Sponsor (as defined herein) and the Holders (as defined herein), from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration;

                WHEREAS, the Delaware Trustee (as defined herein) and the Sponsor established HFC Capital Trust I (the "Trust"), a trust created under the Delaware Business Trust Act pursuant to a Declaration of Trust dated as of March 7, 2001 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on March 12, 2001, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust, investing the proceeds thereof in certain Debentures of the Debenture Issuer (each as hereinafter defined), and engaging in only those activities necessary, advisable or incidental thereto; and

                WHEREAS, all of the Trustees (as defined herein) and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration;

                WHEREAS, all of the Trustees and the Sponsor, by this Declaration, ratify the actions of each Trustee taken prior to the date hereof;

                NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration and, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, amend and restate in its entirety the Original Declaration and agree as follows:

                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1 Definitions.

                Unless the context otherwise requires:

        (a) capitalized terms used in this Declaration but not defined in the preamble above or elsewhere herein have the respective meanings assigned to them in this Section 1.1;

        (b) a term defined anywhere in this Declaration has the same meaning throughout;

        (c) all references to "the Declaration" or "this Declaration" are to this Amended and Restated Declaration of Trust and each Annex and Exhibit hereto, as modified, supplemented or amended from time to time;

        (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

        (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires;

        (f) a term defined in the Indenture (as defined herein) has the same meaning when used in this Declaration unless otherwise defined in this Declaration or the context otherwise requires; and

        (g) a reference to the singular includes the plural and vice versa.

                "Administrative Trustee" has the meaning set forth in Section
5.1.

                "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

                "Agent" means any Paying Agent, Registrar or Exchange Agent.

                "Authorized Officer" of a Person means any other Person that is authorized to legally bind such former Person.

                "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in Wilmington, Delaware, El Segundo, California or New York, New York are authorized or required by law or executive order to remain closed.

                "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

                "Capital Securities" has the meaning specified in Section
7.1(a).

                "Capital Securities Guarantee" means the Capital Securities Guarantee Agreement, dated as of the Closing Time, entered into by Hawthorne Financial Corporation with respect to the Capital Securities.

                "Capital Security Certificate" has the meaning set forth in
Section 7.3.

                "Closing Time" means the "Closing Time" as defined in the Purchase Agreement.

                "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

                "Commission" means the United States Securities and Exchange Commission as from time to time constituted, or if at any time after the execution of this Declaration such Commission is not existing and performing the duties now assigned to it under applicable federal securities laws, then the body performing such duties at such time.

                "Common Securities" has the meaning specified in Section 7.1(a).

                "Common Security Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit A-2.

                "Common Securities Guarantee" means the Common Securities Guarantee Agreement, dated as of the Closing Time, entered into by Hawthorne Financial Corporation, with respect to the Common Securities.

                "Common Securities Subscription Agreement" means the Common Securities Subscription Agreement, dated as of the Closing Time, between the Trust and Hawthorne Financial Corporation relating to the Common Securities.

                "Company Indemnified Person" means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

                "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

                "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

                "Debenture Issuer" means Hawthorne Financial Corporation, a Delaware corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as issuer of the Debentures under the Indenture.

                "Debenture Subscription Agreement" means the Debenture Subscription Agreement, dated as of the Closing Time, between the Debenture Issuer and the Trust in respect of the Debentures.

                "Debenture Trustee" means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                "Debentures" means the 10.18% Junior Subordinated Deferrable Interest Debentures due June 8, 2031, of the Debenture Issuer issued pursuant to the Indenture.

                "Default" means an event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

                "Definitive Capital Securities" has the meaning set forth in
Section 7.3.

                "Delaware Trustee" has the meaning set forth in Section 5.1.

                "Direct Action" has the meaning set forth in Section 3.8(e).

                "Distribution" means a distribution payable to Holders in accordance with Section 6.1.

                "Event of Default" with respect to the Securities means an Event of Default (as defined in the Indenture) that has occurred and is continuing with respect to the Debentures.

                "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

                "Exchange Agent" has the meaning set forth in Section 7.4.

                "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

                "Fiduciary Indemnified Person" has the meaning set forth in
Section 10.4(b).

                "Fiscal Year" has the meaning set forth in Section 11.1.

                "Holder" means a Person in whose name a Security or Successor Security is registered on the register maintained by or on behalf of the Registrar, such Person being a beneficial owner of the Trust within the meaning of the Business Trust Act.

                "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

                "Indenture" means the Indenture, dated as of the Closing Time, between the Debenture Issuer and the Debenture Trustee, as amended from time to time.

                "Initial Optional Redemption Date" has the meaning set forth in
Section 4(b) of Annex I hereto.

                "Investment Company" means an investment company as defined in the Investment Company Act.

                "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

                "Investment Company Event" has the meaning set forth in Section 4(c) of Annex I hereto.

                "Legal Action" has the meaning set forth in Section 3.6(g).

                "Like Amount" has the meaning set forth in Section 3 of Annex I hereto.

                "List of Holders" has the meaning set forth in Section 2.2(a).

                "Majority in Liquidation Amount" means, with respect to the Trust Securities, except as otherwise provided in the terms of the Capital Securities or by the Trust Indenture Act, Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, excluding the Trust and the Debenture Issuer and any Affiliate thereof, who are the record owners of more than 50% of the aggregate liquidation amount (including the amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to but excluding the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                "Officers' Certificate" means, with respect to any Person, a certificate signed by an Authorized Officer of such Person. Any Officers' Certificate delivered by the Trust shall be signed by at least one Administrative Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                (a) a statement that each officer signing the Certificate has read the covenants or conditions and the definitions relating thereto;

                (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

                (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                (d) a statement as to whether or not, in the opinion of each such officer, such condition or covenant has been complied with.

                "Opinion of Counsel" means a written opinion of counsel, who may be an employee of the Sponsor, and who shall be acceptable to the Property Trustee.

                "Paying Agent" has the meaning specified in Section 7.4.

                "Payment Amount" has the meaning specified in Section 6.1.

                "Placement Agency Agreement" means the Placement Agency Agreement, dated March 21, 2001, by and among the Sponsor, the Trust and the Placement Agent named therein.

                "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                "Property Trustee" has the meaning set forth in Section 5.3(a).

                "Property Trustee Account" has the meaning set forth in Section 3.8(c)(i).

                "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

                "Redemption Price" has the meaning set forth in Section 4(a) of Annex I hereto.

                "Registrar" has the meaning set forth in Section 7.4.

                "Regulatory Capital Event" has the meaning set forth in Section 4(c) of Annex I hereto.

                "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

                "Responsible Officer" means any officer within the Corporate Trust Office of the Property Trustee with direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer of the Property Trustee to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                "Restricted Capital Security" means a Capital Security required by Section 9.2 to contain a Restricted Securities Legend.

                "Restricted Definitive Capital Securities" has the meaning set forth in Section 7.3.

                "Restricted Securities Legend" has the meaning set forth in
Section 9.2(c).

                "Rule 3a-5" means Rule 3a-5 under the Investment Company Act, or any successor rule or regulation.

                "Rule 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

                "Rule 144A" means Rule 144A under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

                "Securities" or "Trust Securities" means the Common Securities and the Capital Securities.

                "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

                "Securities Guarantees" means the Common Securities Guarantee and the Capital Securities Guarantee.

                "Special Event" has the meaning set forth in Section 4(c) of Annex I hereto.

                "Special Event Redemption Price" has the meaning set forth in
Section 4(c) of Annex I hereto.

                "Sponsor" means Hawthorne Financial Corporation, a Delaware corporation, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination, in its capacity as sponsor of the Trust.

                "Subscription Agreement" means the Subscription Agreement relating to the Capital Securities, dated March 21, 2001, by and among the Trust, the Debenture Issuer and MMCapS(SM) Funding I, Ltd.

                "Successor Delaware Trustee" has the meaning set forth in
Section 5.6(b)(ii).

                "Successor Entity" has the meaning set forth in Section 3.15(b)(i).

                "Successor Property Trustee" has the meaning set forth in
Section 3.8(f)(ii).

                "Successor Securities" has the meaning set forth in Section 3.15(b)(i).

                "Super Majority" has the meaning set forth in Section 2.6(a)
(ii).

                "Tax Event" has the meaning set forth in Section 4(c) of Annex I hereto.

                "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury Department, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

                "Trust Property" means (a) the Debentures, (b) any cash on deposit in or owing to the Property Trustee Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to this Declaration.

                "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue as a trustee of the Trust in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                "20% in Liquidation Amount" means, with respect to the Trust Securities, except as otherwise provided in the terms of the Capital Securities or by the Trust Indenture Act, Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, excluding the Trust and the Debenture Issuer and any Affiliate thereof, who are the record owners of 20% or more of the aggregate liquidation amount (including the amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to but excluding the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1 Trust Indenture Act; Application.

        (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration in order for this Declaration to be qualified under the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions.

        (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

        (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

        (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2 Lists of Holders of Securities.

        (a) Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee, unless the Property Trustee is Registrar for the Securities, (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided, that neither the Sponsor nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time that the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided, that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

        (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3 Reports by the Property Trustee.

                Within 60 days after the date hereof, and no later than the anniversary date hereof in each succeeding year, the Property Trustee shall provide to the Holders of the Capital Securities such reports as are required by
Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

SECTION 2.4 Periodic Reports to Property Trustee.

                Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee and the Commission such documents, reports and information as are required by Section 314 (if any) of the Trust Indenture Act and shall provide to the Property Trustee the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

SECTION 2.5 Evidence of Compliance with Conditions Precedent.

                Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

SECTION 2.6 Events of Default; Waiver.

        (a) The Holders of a Majority in Liquidation Amount of Capital Securities may, by vote, on behalf of the Holders of all of the Capital Securities, waive any past Event of Default in respect of the Capital Securities and its consequences, provided, that if the underlying Event of Default under the Indenture:

                        (i) is not waivable under the Indenture, the Event of
                Default under the Declaration shall also not be waivable; or

                        (ii) requires the consent or vote of greater than a
                majority in aggregate principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such Default shall cease to exist, and any Event of Default with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Default or an Event of Default with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of an Event of Default with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

        (b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided, that if the underlying Event of Default under the Indenture:

                        (i) is not waivable under the Indenture, except where
                the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

                        (ii) requires the consent or vote of a Super Majority to
                be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and their consequences if all Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the

Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such Default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

        (c) A waiver of an Event of Default under the Indenture by the Property Trustee, at the direction of the Holders of the Capital Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7 Default; Notice.

        (a) The Property Trustee shall, within 90 days after the Property Trustee has knowledge of the occurrence of a Default with respect to the Securities, transmit by mail, first class postage prepaid, to the Holders, notices of all such Defaults, unless such Defaults have been cured before the giving of such notice or previously waived; provided, however, that except in the case of a Default arising from the nonpayment of principal of (or premium, if any) or interest (including Compounded Interest and Additional Sums (as such terms are defined in the Indenture), if any) on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Holders.

        (b) The Property Trustee shall not be deemed to have knowledge of any Default or Event of Default except:

                        (i) a Default or Event of Default under Section 5.01(a)
                (other than the payment or nonpayment of Compounded Interest, Additional Sums and interest on any Other Debentures) or 5.01(b) (other than payment or nonpayment of principal of any Other Debentures) of the Indenture; or

                        (ii) any Default or Event of Default as to which the
                Property Trustee shall have received written notice or of which a Responsible Officer charged with the administration of the Declaration shall have actual knowledge.

        (c) Within ten Business Days after the Property Trustee has knowledge of the occurrence of any Event of Default, the Property Trustee shall transmit notice of such Event of Default to the Holders of the Capital Securities, the Administrative Trustees and the Sponsor, unless such Event of Default shall have been cured or waived. The Sponsor and the Administrative Trustees shall file annually with the Property Trustee a certification as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Declaration.

                                   ARTICLE III
                                  ORGANIZATION

SECTION 3.1 Name.

                The Trust is named HFC Capital Trust I as such name may be modified from time to time by the Administrative Trustees following written notice to the Delaware Trustee, the Property Trustee and the Holders. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

SECTION 3.2 Office.

                The address of the principal office of the Trust is 2381 Rosecrans Avenue, El Segundo, California 90245. On ten Business Days' prior written notice to the Delaware Trustee, the Property Trustee and the Holders of Securities, the Administrative Trustees may designate another principal office.

SECTION 3.3 Purpose.

                The exclusive purposes and functions of the Trust are (a) to issue and sell Securities, (b) use the proceeds from the sale of the Securities to acquire the Debentures, and (c) except as otherwise limited herein, to engage in only those other activities necessary, advisable or incidental thereto, including without limitation, those activities specified in Sections 3.6, 3.8, 3.9, 3.10, 3.11 and/or 3.12. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4 Authority.

                Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by one or more of the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5 Title to Property of the Trust.

                Except as provided in Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of



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

the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6 Powers and Duties of the Administrative Trustees.

                Subject to Section 5.5, the Administrative Trustees acting individually or together shall have the exclusive right, power, duty and authority, and are hereby authorized and directed, to cause the Trust to engage in the following activities:

        (a) to execute, enter into and deliver the Common Securities Subscription Agreement and to execute, deliver, issue and sell the Securities in accordance with this Declaration; provided, however, that (i) the Trust may issue no more than one series of Capital Securities and no more than one series of Common Securities, (ii) there shall be no interests in the Trust other than the Securities, and (iii) the issuance of Securities shall be limited to a simultaneous issuance of both Capital Securities and Common Securities at the Closing Time;

        (b) in connection with the issue and sale of the Capital Securities, at the direction of the Sponsor, to:

                        (i) execute and file any documents prepared by the
                Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Capital Securities in any State in which the Sponsor has determined to qualify or register such Capital Securities for sale;

                        (ii) execute, enter into, deliver and perform the
                Subscription Agreement, the Placement Agency Agreement and letters, instruments, agreements or documents relating to the Capital Securities.

        (c) to execute, enter into, deliver and perform the Debenture Subscription Agreement, to acquire the Debentures with the proceeds of the sale of the Capital Securities and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders;

        (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event;

        (e) to establish a record date with respect to all actions to be taken hereunder that require a record date to be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders with respect to such actions and applicable record dates;

        (f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

        (g) to the fullest extent permitted by law, to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

        (h) to employ or otherwise engage employees, agents (who may be designated as officers with titles), managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

        (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

        (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

        (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

        (l) to act as, or appoint another Person to act as, Registrar and Exchange Agent for the Securities or to appoint a Paying Agent for the Securities as provided in Section 7.4 except for such time as such power to appoint a Paying Agent is vested in the Property Trustee;

        (m) to give prompt written notice to the Property Trustee and to the Holders of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

        (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders or to enable the Trust to effect the purposes for which the Trust was created;

        (o) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                        (i) causing the Trust not to be deemed to be an
                Investment Company required to be registered under the Investment Company Act;

                        (ii) causing the Trust to continue to be classified for
                United States federal income tax purposes as a grantor trust;
                and

                        (iii) cooperating with the Debenture Issuer to ensure
                that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;

        (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust; and

        (q) to execute and deliver all documents, agreements, certificates and instruments, exercise all rights and powers, perform all duties and do all things for and on behalf of the Trust in all matters necessary, advisable or incidental to the foregoing or the transactions contemplated thereby.

                The Administrative Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

                Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in
Section 3.8.

                Any expenses incurred by the Administrative Trustees pursuant to this Section 3.6 shall be reimbursed by the Debenture Issuer.

SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

                The Trust shall not, and the Trustees (including the Property Trustee and the Delaware Trustee) shall not, and the Administrative Trustees shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. Notwithstanding any provision in this Declaration to the contrary, the Trust shall not:

                        (i) invest any proceeds received by the Trust from
                holding the Debentures, but shall distribute all such proceeds to Holders pursuant to the terms of this Declaration and of the Securities;

                        (ii) acquire any assets other than as expressly provided
                herein;

                        (iii) possess Trust Property for other than a Trust
                purpose or execute any mortgage in respect of, or pledge, any Trust Property;

                        (iv) make any loans or incur any indebtedness other than
                loans represented by the Debentures;

                        (v) possess any power or otherwise act in such a way as
                to vary the Trust Property or the terms of the Securities in any way whatsoever;

                        (vi) issue any securities or other evidences of
                beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

                        (vii) other than as provided in this Declaration or
                Annex I hereto, (A) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Debenture Trustee, or exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, or (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable; or

                        (viii) consent to any amendment, modification or
                termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of independent tax counsel experienced in such matters to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that the Trust will not be classified as a grantor trust for United States federal income tax purposes.

SECTION 3.8 Powers and Duties of the Property Trustee.

        (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

        (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

        (c) The Property Trustee shall:

                        (i) establish and maintain a segregated non-interest
                bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments or cause the Paying Agent to make payments to the Holders from the Property Trustee Account in accordance with
                Section 6.1; funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration; and the Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act, is at least equal to the rating assigned to the Capital Securities, unless the Capital Securities are not rated, in which case the banking institution's long term unsecured indebtedness shall be rated at least investment grade by a "nationally recognized statistical rating organization;

                        (ii) engage in such ministerial activities as shall be
                necessary or appropriate to effect the redemption of the Securities to the extent the Debentures are redeemed or mature; and

                        (iii) upon written notice of distribution issued by the
                Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders upon the occurrence of certain events.

        (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration and the Securities.

        (e) Subject to Section 3.9(a), the Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act; and if the Property Trustee shall have failed to take such Legal Action following a written request from the Holders, the Holders of the Capital Securities may, to the fullest extent permitted by law, take such Legal Action, to the same extent as if such Holders of Capital Securities held an aggregate principal amount of Debentures equal to the aggregate liquidation amount of such Capital Securities, without first proceeding against the Property Trustee or the Trust; provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay the principal of or premium, if any, or interest (including Compounded Interest and Additional Sums, if any) on the Debentures on the date such principal, premium, if any, or interest (including Compounded Interest and Additional Sums, if any) is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or premium, if any, or interest (including Compounded Interest and Additional Sums, if any) on the Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the Holders of the Common Securities will be subrogated to the rights of such Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Capital Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

        (f) The Property Trustee shall continue to serve as a Trustee until either:

                        (i) the Trust has been completely liquidated and the
                proceeds of the liquidation distributed to the Holders pursuant to the terms of the Securities and this Declaration; or

                        (ii) a successor Property Trustee has been appointed and
                has accepted that appointment in accordance with Section 5.6 (a "Successor Property Trustee").

        (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer occurs and is continuing, the Property Trustee shall, for the benefit of Holders, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of this Declaration and the Securities.

        (h) The Property Trustee shall be authorized to undertake any actions set forth in Section 317(a) of the Trust Indenture Act.

        (i) For such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more Persons to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Property Trustee at any time the Property Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Property Trustee while the Property Trustee is acting as Paying Agent.

        (j) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

                Notwithstanding anything expressed or implied to the contrary in this Declaration or any Annex or Exhibit hereto, (i) the Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and (ii) the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

        (k) If the Property Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Declaration and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Property Trustee or to such Holder, then and in every such case the Sponsor, the Property Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Property Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 3.9 Certain Duties and Responsibilities of the Property Trustee.

        (a) The Property Trustee, before the occurrence of any Event of Default (of which, other than in the case of Events of Default under Sections 5.01(a) and 5.01(b) of the Indenture, which the Property Trustee is deemed to have knowledge of as provided in Section 2.7(b) hereof, a Responsible Officer of the Property Trustee has actual knowledge) and after the curing or waiving of all such Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the Securities and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

        (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                        (i) prior to the occurrence of an Event of Default (of
                which, other than in the case of Events of Default under Sections 5.01(a) and 5.01(b) of the Indenture, which the Property Trustee is deemed to have knowledge of as provided in
                Section 2.7(b) hereof, a Responsible Officer of the Property Trustee has actual knowledge) and after the curing or waiving of all such Events of Default that may have occurred:

                        (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and in the Securities and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration and in the Securities, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                        (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not on their face they conform to the requirements of this Declaration;

                        (ii) the Property Trustee shall not be liable for any
                error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                        (iii) the Property Trustee shall not be liable with
                respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                        (iv) no provision of this Declaration shall require the
                Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers;

                        (v) the Property Trustee's sole duty with respect to the
                custody, safekeeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                        (vi) the Property Trustee shall have no duty or
                liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                        (vii) the Property Trustee shall not be liable for any
                interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

                        (viii) the Property Trustee shall not be responsible for
                monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

SECTION 3.10 Certain Rights of Property Trustee.

        (a) Subject to the provisions of Section 3.9:

                        (i) the Property Trustee may conclusively rely and shall
                be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                        (ii) any direction or act of the Sponsor or the
                Administrative Trustees contemplated by this Declaration may be sufficiently evidenced by an Officers' Certificate;

                        (iii) whenever in the administration of this
                Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

                        (iv) the Property Trustee shall have no duty to see to
                any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                        (v) the Property Trustee may consult with counsel or
                other experts of its selection, and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion; such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees; and the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                        (vi) the Property Trustee shall be under no obligation
                to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided, however, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default (of which, other than in the case of Events of Default under Sections 5.01(a) and 5.01(b) of the Indenture, which the Property Trustee is deemed to have knowledge of as provided in Section 2.7(b) hereof, a Responsible Officer of the Property Trustee has actual knowledge), of its obligation to exercise the rights and powers vested in it by this Declaration;

                        (vii) the Property Trustee shall not be bound to make
                any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                        (viii) the Property Trustee may execute any of the
                trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, custodian, nominee or attorney appointed with due care by it hereunder;

                        (ix) any action taken by the Property Trustee or its
                agents hereunder shall bind the Trust and the Holders, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                        (x) whenever in the administration of this Declaration
                the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions;

                        (xi) except as otherwise expressly provided by this
                Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

                        (xii) the Property Trustee shall not be liable for any
                action taken, suffered, or omitted to be taken by it in good faith, without negligence or willful misconduct, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

        (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11 Delaware Trustee.

                Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Trustees described in this Declaration (except as required under the Business Trust Act). Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act. In the event the Delaware Trustee shall at any time be required to take any action or perform any duty hereunder, the Delaware Trustee shall be entitled to the benefits of Section 3.9(b)(ii) to (viii), inclusive, and Section 3.10. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

SECTION 3.12 Execution of Documents.

                Unless otherwise required by applicable law, each Administrative Trustee, individually, is authorized to execute and deliver on behalf of the Trust any documents, agreements, instruments or certificates that the Administrative Trustees have the power and authority to execute pursuant to Section 3.6.

SECTION 3.13 Not Responsible for Recitals or Issuance of Securities

                The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the Trust Property or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.14 Duration of Trust.

                The Trust, unless earlier dissolved pursuant to the provisions of Article VIII hereof, shall dissolve on June 8, 2036.

SECTION 3.15 Mergers.

        (a) The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, except as described in
Section 3.15(b) and (c) and except with respect to the distribution of Debentures to Holders pursuant to Section 8.1(a)(iii) of this Declaration or
Section 3 of Annex I.

        (b) The Trust may, at the request of the Sponsor, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders, the Delaware Trustee or the Property Trustee, merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State; provided, that:

                        (i) such successor entity (the "Successor Entity")
                either:

                        (A) expressly assumes all of the obligations of the Trust under the Securities; or

                        (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise;

                        (ii) the Sponsor expressly appoints a trustee of the
                Successor Entity that possesses the same powers and duties as the Property Trustee with respect to the Debentures;

                        (iii) the Successor Securities (excluding any securities
                substituted for the Common Securities) are listed, quoted or included for trading, or any

                Successor Securities will be listed, quoted or included for trading upon notification of issuance, on any national securities exchange or with any other organization on which the Capital Securities are then listed, quoted or included;

                        (iv) if the Capital Securities or the Debentures are
                rated, such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Capital Securities (including any Successor Securities) or the Debentures to be downgraded by any nationally recognized statistical rating organization that publishes a rating on the Capital Securities or the Debentures;

                        (v) such merger, consolidation, amalgamation,
                replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor Securities) in any material respect (other than with respect to any dilution of the interests of such Holders or holders, as the case may be, in the Successor Entity);

                        (vi) the Successor Entity has a purpose substantially
                identical to that of the Trust;

                        (vii) prior to such merger, consolidation, amalgamation,
                replacement, conveyance, transfer or lease, the Sponsor has received an opinion of independent counsel to the Trust experienced in such matters to the effect that:

                        (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor Securities) in any material respect (other than with respect to any dilution of the interests of such Holders or holders, as the case may be, in the Successor Entity);

                        (B) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                        (C) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes;

                        (viii) the Sponsor or any permitted successor or
                assignee of the Sponsor owns all of the common securities of the Successor Entity and guarantees the obligations of the Successor Entity under the Successor Securities at least to the extent provided by the Securities Guarantees; and

                        (ix) there shall have been furnished to the Property
                Trustee an Officers' Certificate and an Opinion of Counsel, each to the effect that all conditions precedent in this Declaration to such transaction have been satisfied.

        (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity not to be classified as a grantor trust for United States federal income tax purposes.

                                   ARTICLE IV
                                     SPONSOR

SECTION 4.1 Sponsor's Purchase of Common Securities.

                At the Closing Time, pursuant to the Common Securities Subscription Agreement, the Sponsor will purchase all of the Common Securities then issued by the Trust, in an amount equal to at least 3% of the total capital of the Trust, at the same time as the Capital Securities are issued and sold.

SECTION 4.2 Responsibilities of the Sponsor.

                In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in, or direct the Administrative Trustees to engage in, the following activities:

        (a) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States; and

        (b) to negotiate the terms of, execute, enter into and deliver the Subscription Agreement and the Placement Agency Agreement.

SECTION 4.3 Right to Proceed.

                The Sponsor acknowledges the rights of the Holders of Capital Securities, in the event that a failure of the Trust to make any payments in respect of the Capital Securities is attributable to the failure of the Debenture Issuer to pay the principal of or premium (if any) or interest on the Debentures, to institute a proceeding directly against the Debenture Issuer for enforcement of its payment obligations in respect of the Debentures.

SECTION 4.4 Right to Dissolve Trust.

                The Sponsor will have the right at any time to dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as required by applicable law, to cause the Debentures to be distributed to the Holders in liquidation of the Trust. Such right is subject to the Sponsor's having received (i) an Opinion of Counsel to the effect that such distribution will not cause the Holders of Capital Securities to recognize gain or loss for United States federal income tax purposes and (ii) all required regulatory approvals.

                                    ARTICLE V
                                    TRUSTEES

SECTION 5.1 Number of Trustees; Appointment of Co-Trustee.

                The number of Trustees initially shall be five (5), and:

        (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

        (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

provided, however, that, the number of Trustees shall in no event be less than two (2); provided further, that (1) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware (the "Delaware Trustee"); (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with, the Sponsor (an "Administrative Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements. Notwithstanding the above, unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Holders of a Majority in Liquidation Amount of the Common Securities acting as a class at a meeting of the Holders of the Common Securities, and the Administrative Trustees shall have power to appoint one or more Persons either to act as a co-trustee, jointly with the Property Trustee, of all or any part of the Trust Property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of this Declaration. In case an Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make any such appointment of a co-trustee.

SECTION 5.2 Delaware Trustee.

                For so long as required by the Business Trust Act, the Delaware Trustee shall be:

        (a) a natural person who is a resident of the State of Delaware; or

        (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided, however, that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and
Section 3.11 shall have no application.

                The initial Delaware Trustee shall be:

                Wilmington Trust Company
                Rodney Square North
                1100 North Market Street
                Wilmington, Delaware  19890-0001
                Telephone: (302) 651-1000
                Telecopier: (302) 651-8882

SECTION 5.3 Property Trustee; Eligibility.

        (a) There shall at all times be one Trustee (the "Property Trustee") which shall act as Property Trustee and which shall:

                        (i) not be an Affiliate of the Sponsor; and

                        (ii) be a corporation organized and doing business under
                the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an indenture trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

        (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

        (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 330(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

        (d) The Capital Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in Section 310 (b) of the Trust Indenture Act.

        (e) The initial Property Trustee shall be:

                Wilmington Trust Company
                Rodney Square North
                1100 North Market Street
                Wilmington, Delaware  19890-0001
                Telephone: (302) 651-1000
                Telecopier: (302) 651-8882

SECTION 5.4 Certain Qualifications of Administrative Trustees and Delaware
            Trustee Generally.

                Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5 Administrative Trustees.

                The initial Administrative Trustees shall be:

                Simone F. Lagomarsino
                Karen Abajian
                Eileen Lyon
                c/o Hawthorne Financial Corporation
                2381 Rosecrans Avenue
                El Segundo, California 90245
                Telephone: (310) 725-5000
                Telecopier: (310) 643-8304

        (a) Except as otherwise expressly set forth in this Declaration and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

        (b) Unless otherwise required by the Business Trust Act or other applicable law, any Administrative Trustee acting alone is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6.

        (c) An Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrative Trustees have power and authority to cause the Trust to execute pursuant to
Section 3.6.

SECTION 5.6 Appointment, Removal and Resignation of Trustees.

        (a) Subject to Section 5.6(b) hereof and to Section 6(b) of Annex I hereto, Trustees may be appointed or removed without cause at any time:

                        (i) until the issuance of any Securities, by written
                instrument executed by the Sponsor;

                        (ii) unless an Event of Default shall have occurred and
                be continuing after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

                        (iii) if an Event of Default shall have occurred and be
                continuing after the issuance of the Securities, with respect to the Property Trustee or the Delaware Trustee, by vote of Holders of a Majority in Liquidation Amount of the Capital Securities voting as a class at a meeting of Holders of the Capital Securities, and with respect to the Administrative Trustees, in the manner set forth in Section 5.6(a)(ii) hereof.

                        (b) (i) The Trustee that acts as Property Trustee shall
                not be removed in accordance with Section 5.6(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the removed Property Trustee, the Administrative Trustees and the Sponsor; and

                        (ii) the Trustee that acts as Delaware Trustee shall not
                be removed in accordance with this Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the removed Delaware Trustee, the Property Trustee (if the removed Delaware Trustee is not also the Property Trustee), the Administrative Trustees and the Sponsor.

        (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the other Trustees, the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                        (i) No such resignation of the Trustee that acts as the
                Property Trustee shall be effective:

                        (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor, the Delaware

                        Trustee (if the resigning Property Trustee is not also the Delaware Trustee) and the resigning Property Trustee; or

                        (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders; and

                        (ii) no such resignation of the Trustee that acts as the
                Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Property Trustee (if the resigning Delaware Trustee is not also the Property Trustee), the Sponsor and the resigning Delaware Trustee.

        (d) The Holders of the Common Securities or, if an Event of Default shall have occurred and be continuing after the issuance of the Securities, the Holders of the Capital Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

        (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.6 within 60 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

        (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

        (g) At the time of resignation or removal of the Property Trustee or the Delaware Trustee, the Sponsor shall pay to such Trustee any amounts that may be owed to such Trustee pursuant to Section 10.4.

        (h) Any successor Delaware Trustee shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware identifying the name and principal place of business of such Successor Delaware Trustee in the State of Delaware.

SECTION 5.7 Vacancies Among Trustees.

                If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

SECTION 5.8 Effect of Vacancies.

                The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, liquidate or annul the Trust or to terminate this Declaration. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.6, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

SECTION 5.9 Meetings.

                If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided, that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

SECTION 5.10 Delegation of Power.

        (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6 or making any other governmental filing.

        (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration.

SECTION 5.11 Merger, Conversion, Consolidation or Succession to Business.

                Any Person into which the Property Trustee or the Delaware Trustee or any Administrative Trustee that is not a natural person, as the case may be, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such Person shall be otherwise qualified and eligible under this Article and provided further that such Person shall file an amendment to the Certificate of Trust with the Delaware Secretary of State as contemplated in Section 5.6(h).

                                   ARTICLE VI
                                 DISTRIBUTIONS

SECTION 6.1 Distributions.

                Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest and Additional Sums), premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders in accordance with the terms of the Securities.

                                  ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1 General Provisions Regarding Securities.

        (a) The Administrative Trustees shall, on behalf of the Trust, issue one class of MMCapS(SM) representing undivided preferred beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Capital Securities") and one class of common securities representing undivided common beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities.

        (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

        (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued and, subject to the terms of this Declaration, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and entitled to the benefits of this Declaration, and the Holders thereof shall be entitled to the benefits of this Declaration.

        (d) Every Person, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

SECTION 7.2 Execution and Authentication.

        (a) The Securities shall be signed on behalf of the Trust by an Administrative Trustee. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the Person who signed such Securities had not ceased to be such Administrative Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of this Declaration any such person was not an Administrative Trustee.

        (b) One Administrative Trustee shall sign the Capital Securities for the Trust by manual or facsimile signature. Unless otherwise determined by an Administrative Trustee on behalf of the Trust, an Administrative Trustee shall sign the Common Securities for the Trust by manual signature.

                A Capital Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Capital Security has been authenticated under this Declaration. A Common Security shall be valid upon execution by an Administrative Trustee without any act of the Property Trustee.

                Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Capital Securities for original issue. The aggregate number of Capital Securities outstanding at any time shall not exceed the number set forth in Annex I hereto except as provided in Section 7.6.

                The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Capital Securities. An authenticating agent may authenticate Capital Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee hereunder with respect to the Sponsor or an Affiliate.

SECTION 7.3 Form and Dating.

                The Capital Securities shall be evidenced by one or more certificates substantially in the form of Exhibit A-1, and the Common Securities shall be evidenced by one or more certificates substantially in the form of Exhibit A-2. The Property Trustee's certificate of authentication shall be substantially in the form set forth in Exhibit A-1. Certificates representing the Securities may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to an Administrative Trustee, as evidenced by the execution thereof. The Securities may have letters, "CUSIP" or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage, provided, that any such notation, legend or endorsement is in a form acceptable to the Administrative Trustees, as evidenced by their execution thereof. The Trust at the direction of the Sponsor, shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Capital Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and, to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

                Purchasers of Capital Securities will be entitled to receive physical delivery of certificated Capital Securities in the form of individual certificates ("Capital Security Certificate") in definitive, fully registered form ("Definitive Capital Securities") without distribution coupons and with the Restricted Securities Legend set forth in Exhibit A-1 hereto ("Restricted Definitive Capital Securities"). Restricted Definitive Capital Securities will bear the Restricted Securities Legend set forth on Exhibit A-1 unless removed in accordance with Section 9.2.

SECTION 7.4 Registrar, Paying Agent and Exchange Agent.

                The Trust shall maintain in Wilmington, Delaware (i) an office or agency where Capital Securities may be presented for registration of transfer ("Registrar"), (ii) an office or agency where Capital Securities may be presented for payment ("Paying Agent") and (iii) an office or agency where Securities may be presented for exchange ("Exchange Agent"). The Registrar shall keep a register of the Capital Securities and of their transfer. The Trust may appoint the Registrar, the Paying Agent and the Exchange Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional Exchange Agents in such other locations as it shall determine. The term "Registrar" includes any additional registrar, the term "Paying Agent" includes any additional paying agent and the term "Exchange Agent" includes any additional Exchange Agent. The Trust may change any Paying Agent, Registrar, co-registrar or Exchange Agent without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee, the Administrative Trustees and the Sponsor. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent or Exchange Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar, or Exchange Agent. The Trust shall act as Paying Agent, Registrar and Exchange Agent for the Common Securities.

                The Trust initially appoints the Property Trustee as Registrar, Paying Agent and Exchange Agent for the Capital Securities.

SECTION 7.5 Paying Agent to Hold Money in Trust.

                The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of liquidation amounts or Distributions, and will notify the Property Trustee if there are insufficient funds for such purpose. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 7.6 Replacement Securities.

                If a Holder claims that a Security owned by it has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Capital Securities to the Property Trustee, an Administrative Trustee shall execute and the Property Trustee shall, upon receipt of written direction from an Administrative Trustee, authenticate and make available for delivery a replacement Security if the Property Trustee's requirements are met. An indemnity bond must be provided by the Holder which, in the judgment of the Property Trustee, is sufficient to protect the Trustees, the Sponsor, the Trust or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge such Holder for its expenses in replacing a Security.

SECTION 7.7 Outstanding Capital Securities.

                The Capital Securities outstanding at any time are all the Capital Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

                If a Capital Security is replaced, paid or purchased pursuant to
Section 7.6 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Capital Security is held by a bona fide purchaser.

                If Capital Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and Distributions on them shall cease to accumulate.

                A Capital Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

SECTION 7.8 Capital Securities in Treasury.

                In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Capital Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which the Property Trustee actually knows are so owned shall be so disregarded.

SECTION 7.9 Temporary Securities.

                Until Definitive Capital Securities are ready for delivery, the Trust may prepare and, in the case of the Capital Securities, the Property Trustee shall, upon receipt of written direction from an Administrative Trustee, authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Capital Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Capital Securities, the Property Trustee shall, upon receipt of a Corporation Order, authenticate Definitive Capital Securities in exchange for temporary Securities.

SECTION 7.10 Cancellation.

                The Trust at any time may deliver Capital Securities to the Property Trustee for cancellation. The Registrar, Paying Agent and Exchange Agent shall forward to the Property Trustee any Capital Securities surrendered to them for registration of transfer, redemption, exchange or payment. The Property Trustee shall promptly cancel all Capital Securities surrendered for registration of transfer, redemption, exchange, payment, replacement or cancellation and shall dispose of canceled Capital Securities in accordance with its customary procedures unless the Trust otherwise directs. The Trust may not issue new Capital Securities to replace Capital Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any Holder has exchanged.

SECTION 7.11 CUSIP Numbers.

                The Trust in issuing the Capital Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders of Capital Securities; provided, that, any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Capital Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Capital Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Property Trustee of any change in the CUSIP numbers.

                                  ARTICLE VIII
                              DISSOLUTION OF TRUST

SECTION 8.1 Dissolution of Trust.

        (a) The Trust shall automatically dissolve:

                        (i) upon the bankruptcy of the Sponsor;

                        (ii) upon the filing of a certificate of dissolution or
                liquidation or its equivalent with respect to the Sponsor; or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                        (iii) following the distribution of a Like Amount of the
                Debentures to the Holders, provided, that the Property Trustee has received written notice from the Sponsor directing the Property Trustee to dissolve the Trust (which direction is optional, and except as otherwise expressly provided below, within the discretion of the Sponsor), and provided further, that such direction and such distribution is conditioned on (a) the receipt by the Sponsor of any and all required regulatory approvals, and (b) the Sponsor's receipt and delivery to the Administrative Trustees of an opinion of independent tax counsel experienced in such matters, which opinion may rely on public or private rulings of the Internal Revenue Service, to the effect that the Holders of the Capital Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of Debentures;

                        (iv) upon the entry of a decree of judicial dissolution
                of the Trust by a court of competent jurisdiction;

                        (v) when all of the Securities shall have been called
                for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

                        (vi) upon the redemption or repayment of the Debentures
                or at such time as no Debentures are outstanding; or

                        (vii) the expiration of the term of the Trust provided
                in Section 3.14.

        (b) As soon as is practicable upon completion of winding up of the Trust following the occurrence of an event referred to in Section 8.1(a) and the satisfaction of creditors of the Trust in accordance with applicable law, the Administrative Trustees shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware in accordance with the Business Trust Act.

        (c) The provisions of Section 3.9 and Article X shall survive the dissolution and termination of the Trust.

                                   ARTICLE IX
                             TRANSFER OF INTERESTS

SECTION 9.1 Transfer of Securities.

        (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in accordance with the terms of the Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

        (b) Subject to this Article IX, Capital Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

        (c) For so long as the Securities remain outstanding, the Sponsor agrees
(i) not to transfer ownership of the Common Securities of the Trust, provided that any permitted successor of the Sponsor under the Indenture may succeed to the Sponsor's ownership of the Common Securities, (ii) not to cause, as Sponsor of the Trust, or to permit, as Holder of the Common Securities, the dissolution, winding-up or liquidation of the Trust, except as provided in this Declaration and (iii) to use its best efforts to cause the Trust (a) to remain a business trust, except in connection with the distribution of Debentures to the Holders in liquidation of the Trust, the redemption of all of the Securities, or certain mergers, consolidations or amalgamations, each as permitted by this Declaration, and (b) to otherwise continue to be classified as a grantor trust for United States federal income tax purposes.

        (d) The Registrar shall provide for the registration of Capital Securities and of the transfer of Capital Securities, which will be effected without charge but only upon payment (with such indemnity as the Registrar may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Capital Securities, an Administrative Trustee shall cause one or more new Capital Securities to be issued in the name of the designated transferee or transferees. Every Capital Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Capital Security surrendered for registration of transfer shall be delivered to the Registrar and canceled in accordance with Section 7.10. A transferee of a Capital Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Capital Security. By acceptance of a Capital Security or any interest therein, each transferee shall be deemed to have agreed to be bound by this Declaration.

SECTION 9.2 Transfer Procedures and Restrictions.

        (a) General. If Capital Securities are issued upon the transfer, exchange or replacement of Capital Securities bearing the Restricted Securities Legend set forth in Exhibit A-1 hereto, or if a request is made to remove such Restricted Securities Legend on Capital Securities, the Capital Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Trust and the Property Trustee such satisfactory evidence, which shall include an Opinion of Counsel, as may be reasonably required by the Trust and the Property Trustee, that neither the Restricted Securities Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof are made pursuant to an exception from the registration requirements of the Securities Act or, with respect to Restricted Capital Securities, that such Securities are not "restricted" within the meaning of Rule 144. Upon provision of such satisfactory evidence, the Property Trustee, at the written direction of an Administrative Trustee on behalf of the Trust, shall authenticate and deliver Capital Securities that do not bear the legend.

        (b) Transfer and Exchange of Definitive Capital Securities. When Definitive Capital Securities are presented to the Registrar or co-registrar:

                        (x) to register the transfer of such Definitive Capital
                Securities; or

                        (y) to exchange such Definitive Capital Securities which
                became mutilated, destroyed, defaced, stolen or lost, for an equal number of Definitive Capital Securities, the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met;

                provided, however, that the Definitive Capital Securities surrendered for registration of transfer or exchange:

                        (i) shall be duly endorsed or accompanied by a written
                instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                        (ii) in the case of Definitive Capital Securities that
                are Restricted Definitive Capital Securities:

                        (A) if such Restricted Capital Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, certification(s) from such Holder to that effect; or

                        (B) if such Restricted Capital Securities are being transferred: (i) certification(s) in a form substantially similar to that attached hereto as the form of "Assignment" in Exhibit A-1, and (ii) if the Trust or Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Restricted Securities Legend.

        (c) Legend.

                        (i) Except as permitted by the following paragraph (ii),
                each Capital Security Certificate evidencing each Definitive Capital Security and all Capital Securities issued in exchange thereof or substitution thereof shall bear a legend (the "Restricted Securities Legend") in substantially the following form:

                THIS CAPITAL SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS CAPITAL SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF

                SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS CAPITAL SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH HAWTHORNE FINANCIAL CORPORATION (THE "CORPORATION") OR ANY "AFFILIATE" OF THE CORPORATION WAS THE OWNER OF THIS CAPITAL SECURITY (OR ANY PREDECESSOR OF THIS CAPITAL SECURITY) ONLY (A) TO THE CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS CAPITAL SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,
                (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3), (7) OR (8) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS CAPITAL SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF HFC CAPITAL TRUST I (THE "TRUST") AND THE CORPORATION PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D) OR
                (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER

                INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) PURSUANT TO CLAUSE (D) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX II TO THE DECLARATION. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CAPITAL SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, (THE "CODE") (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THE CAPITAL SECURITIES OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER
                APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF CAPITAL SECURITIES IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THE CAPITAL SECURITIES OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE WILL NOT RESULT IN A PROHIBITED TRANSACTION

                UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

In all circumstances, each Capital Security Certificate shall bear the following legend:

        THE CAPITAL SECURITIES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 (100 CAPITAL SECURITIES) AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF CAPITAL SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 (100 CAPITAL SECURITIES) SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH CAPITAL SECURITIES FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON SUCH CAPITAL SECURITIES, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH CAPITAL SECURITIES.

                        (ii) Upon any sale or transfer of a Restricted Capital
                Security pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 the Registrar shall permit the Holder thereof to exchange such Restricted Capital Security for a Definitive Capital Security that does not bear the Restricted Securities Legend and rescind any restriction on the transfer of such Restricted Capital Security.

        (d) Obligations with Respect to Transfers and Exchanges of Capital Securities.

                        (i) To permit registrations of transfers and exchanges,
                the Trust shall execute and the Property Trustee shall authenticate Definitive Capital Securities at the Registrar's or co-registrar's request in accordance with the terms of this Declaration.

                        (ii) Registrations of transfers or exchanges will be
                effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

                        (iii) The Registrar or co-registrar shall not be
                required to register the transfer of or exchange of (a) Capital Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Capital Securities for redemption and ending at the close of business on the day of such mailing or (b) any Capital Security so selected for redemption in whole or in part, except the unredeemed portion of any Capital Security being redeemed in part.

                        (iv) Prior to the due presentation for registration of
                transfer of any Capital Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the Person in whose name a Capital Security is registered as the absolute owner of such Capital Security for the purpose of receiving Distributions on such Capital Security and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                        (v) All Capital Securities issued upon any registration
                of transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Capital Securities surrendered upon such registration of transfer or exchange.

        (e) No Obligation of the Property Trustee.

                        (i) The Property Trustee shall have no responsibility or
                obligation to any Person with respect to any ownership interest in the Capital Securities or with respect to the delivery to any beneficial owner or other Person of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Capital Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Capital Securities shall be given or made only to or upon the order of the registered Holders.

                        (ii) The Property Trustee and the Registrar shall have
                no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Capital Security other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine whether or not on their face they substantially comply with the express requirements hereof.

        (f) Minimum Transfers. Capital Securities may only be transferred in minimum blocks of $100,000 aggregate liquidation amount (100 Capital Securities) and multiples of $1,000 in excess thereof. Any attempted transfer of Capital Securities in a block having an aggregate liquidation amount of less than $100,000 shall be deemed to be voided and of no legal effect whatsoever. Any such purported transferee shall be deemed not to be a Holder of such Capital Securities for any purpose, including, but not limited to, the receipt of Distributions on such Capital Securities, and such purported transferee shall be deemed to have no interest whatsoever in such Capital Securities.

SECTION 9.3 Deemed Security Holders.

                The Trustees may treat the Person in whose name any Security shall be registered on the books and records of the Trust as the sole owner and Holder of such Security for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Security on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

                                   ARTICLE X
                           LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1 Liability.

        (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

                        (i) personally liable for the return of any portion of
                the capital contributions (or any return thereon) of the Holders which shall be made solely from assets of the Trust; and

                        (ii) required to pay to the Trust or to any Holder any
                deficit upon dissolution of the Trust or otherwise.

        (b) The Sponsor shall be liable for all of the debts and obligations of the Trust (other than in respect of the Securities).

        (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2 Exculpation.

        (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or in the case of the Property Trustee or the Delaware Trustee, negligence) or willful misconduct with respect to such acts or omissions.

        (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to



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

the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders might properly be paid.

SECTION 10.3 Fiduciary Duty.

        (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

        (b) Unless otherwise expressly provided herein:

                        (i) whenever a conflict of interest exists or arises
                between any Covered Person and any Indemnified Person, or

                        (ii) whenever this Declaration or any other agreement
                contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

        (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                        (i) in its "discretion" or under a grant of similar
                authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                        (ii) in its "good faith" or under another express
                standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4 Indemnification.

        (a) (i) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person, against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                (ii) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he or she shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

                (iv) Any indemnification under paragraphs (i) and (ii) of this
Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he or she has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made
(1) by the Administrative Trustees by a majority vote of a Quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                (v) Expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and
(ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a Quorum of disinterested Administrative Trustees, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) by the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that the Common Security Holder did not believe to be in, or believed was opposed to, the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his or her conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that a Company Indemnified Person deliberately breached his or her duty to the Trust or its Common or Capital Security Holders.

                (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Capital Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                (vii) The Sponsor or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Debenture Issuer would have the power to indemnify him or her against such liability under the provisions of this Section 10.4(a).

                (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he or she would have with respect to such constituent entity if its separate existence had continued.

                (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

        (b) The Sponsor agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee or the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee or the Delaware Trustee (each of the Persons in (i) through (iv), including the Property Trustee and the Delaware Trustee in their respective individual capacities, being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, action, suit, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) of any kind and nature whatsoever incurred without negligence or bad faith on the part of such Fiduciary Indemnified Person, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending against or investigating any claim or liability in connection with the exercise or performance of any of the powers or duties of such Fiduciary Indemnified Person hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the resignation or removal of the Property Trustee or the Delaware Trustee and the satisfaction and discharge of this Declaration.

        (c) The Sponsor agrees to pay the Property Trustee and the Delaware Trustee, from time to time, such compensation for all services rendered by the Property Trustee and the Delaware Trustee hereunder as may be mutually agreed upon in writing by the Sponsor and the Property Trustee or the Delaware Trustee, as the case may be, and, except as otherwise expressly provided herein, to reimburse the Property Trustee and the Delaware Trustee upon its or their request for all reasonable expenses (including legal fees and expenses), disbursements and advances incurred or made by the Property Trustee or the Delaware Trustee, as the case may be, in accordance with the provisions of this Declaration, except any such expense, disbursement or advance as may be attributable to its or their negligence or bad faith.

SECTION 10.5 Outside Businesses.

                Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee (subject to Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this



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

Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE XI

                                   ACCOUNTING

SECTION 11.1 Fiscal Year.

                The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2 Certain Accounting Matters.

        (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

        (b) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such information statements within 30 days after the end of each Fiscal Year of the Trust.

        (c) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3 Banking.



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

                The Trust may maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

SECTION 11.4 Withholding.

                The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall cause to be filed required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claim of excess withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                  ARTICLE XII
                            AMENDMENTS AND MEETINGS

SECTION 12.1 Amendments.

        (a) Except as otherwise provided in this Declaration (including Section 7 of Annex I hereto) or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

                        (i) the Sponsor and the Administrative Trustees (or, if
                there are more than two Administrative Trustees, a majority of the Administrative Trustees);

                        (ii) if the amendment affects the rights, powers,
                duties, obligations or immunities of the Property Trustee, the Property Trustee; and

                        (iii) if the amendment affects the rights, powers,
                duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

        (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                        (i) unless, in the case of any proposed amendment, the
                Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                        (ii) unless, in the case of any proposed amendment which
                affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                        (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                        (B) an Opinion of Counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities) and that all conditions precedent to the execution and delivery of such amendment have been satisfied;

provided, however, that the Property Trustee shall not be required to sign any such amendment; and

                        (iii) to the extent the result of such amendment would
                be to:

                        (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                        (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                        (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

        (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder (other than an amendment pursuant to (g) below) may be effected only with such additional requirements as may be set forth in the terms of such Securities;

        (d) Section 10.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders;

        (e) Article Four shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities;

        (f) The rights of the Holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities; and

        (g) Notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders to:

                        (i) cure any ambiguity, correct or supplement any
                provision in this Declaration that may be inconsistent with any other provision of this Declaration or to make any other provisions with respect to matters or questions arising under this Declaration which shall not be inconsistent with the other provisions of the Declaration; and

                        (ii) to modify, eliminate or add to any provisions of
                the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act;

provided, however, that in each clause above, such action shall not adversely affect in any material respect the interests of the Holders, and any such amendments of this Declaration shall become effective when notice thereof is given to the Holders.

SECTION 12.2 Meetings of the Holders; Action by Written Consent.

        (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 20% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more notices in writing stating that the signing Holders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Capital Security Certificates held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

        (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders:

                        (i) notice of any such meeting shall be given to all the
                Holders having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders; any action that may be taken at a meeting of the Holders may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders owning not less than the minimum amount of

                Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting; prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing; and the Administrative Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                        (ii) each Holder may authorize any Person to act for it
                by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting; no proxy shall be valid after the expiration of eleven months from the date thereof unless otherwise provided in the proxy; every proxy shall be revocable at the pleasure of the Holder executing it; and, except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

                        (iii) each meeting of the Holders shall be conducted by
                the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                        (iv) unless the Business Trust Act, this Declaration,
                the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed or trading, otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.



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

                                  ARTICLE XIII

                      REPRESENTATIONS OF PROPERTY TRUSTEE

                              AND DELAWARE TRUSTEE

SECTION 13.1 Representations and Warranties of Property Trustee.

                The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

        (a) the Property Trustee is a Delaware banking corporation, a national banking association or a bank or trust company, duly organized, validly existing and in good standing under the laws of the United States or the State of Delaware as the case may be, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

        (b) the execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee; and this Declaration has been duly executed and delivered by the Property Trustee and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

        (c) the execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

        (d) no consent, approval or authorization of, or registration with or notice to, any federal or state banking authority governing the trust powers of the Property Trustee is required for the execution, delivery or performance by the Property Trustee of this Declaration.

SECTION 13.2 Representations and Warranties of Delaware Trustee.

                The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

        (a) the Delaware Trustee is a Delaware banking corporation, a national banking association or a bank or trust company, duly organized, validly existing and in good standing under the laws of the United States or the State of Delaware, as the case may be, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

        (b) the execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee; and this Declaration has been duly executed and delivered by the Delaware Trustee and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

        (c) the execution, delivery and performance of this Declaration by the Delaware Trustee does not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee; and

        (d) no consent, approval or authorization of, or registration with or notice to, any federal or Delaware banking authority governing the trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

        (e) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware, and is a Person that satisfies for the Trust Section 3807(a) of the Business Trust Act.

                                  ARTICLE XIV
                                 MISCELLANEOUS

SECTION 14.1 Notices.

                All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, overnight courier service or confirmed telecopy, as follows:

        (a) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Property Trustee, the Delaware Trustee and the Holders):

                HFC Capital Trust I
                c/o Hawthorne Financial Corporation
                2381 Rosecrans Avenue
                El Segundo, California 90245
                Telephone: (310) 725-5000
                Telecopier: (310) 643-8304

        (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders):

                Wilmington Trust Company
                Rodney Square North
                1100 North Market Street
                Wilmington, Delaware 19890-0001
                Attention: Corporate Trust Administration
                Telecopier: (302) 651-8882
                Telephone: (302) 651-1000

        (c) if given to the Property Trustee, at the Property Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders):

                Wilmington Trust Company
                Rodney Square North
                1100 North Market Street
                Wilmington, Delaware 19890-0001
                Telephone: (302) 651-1000
                Telecopier: (302) 651-8882

        (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                Hawthorne Financial Corporation
                2381 Rosecrans Avenue
                El Segundo, California 90245
                Telephone: (310) 725-5000
                Telecopier: (310) 643-8304

        (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

                All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2 Governing Law.

                This Declaration and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict of laws principles thereof.

SECTION 14.3 Intention of the Parties.

                It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 14.4 Headings.

                Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 14.5 Successors and Assigns.

                Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

SECTION 14.6 Partial Enforceability.

                If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7 Counterparts.

                This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one or more of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.



                                       -----------------------------------------
                                       Simone F. Lagomarsino
                                       as Administrative Trustee



                                       -----------------------------------------
                                       Karen Abajian
                                       as Administrative Trustee



                                       -----------------------------------------
                                       Eileen Lyon
                                       as Administrative Trustee



                                       WILMINGTON TRUST COMPANY,
                                       as Delaware Trustee


                                       By:
                                           -------------------------------------
                                           NAME:
                                           TITLE:


                                       WILMINGTON TRUST COMPANY,
                                       as Property Trustee


                                       By:
                                           -------------------------------------
                                           NAME:
                                           TITLE:


                                       HAWTHORNE FINANCIAL CORPORATION,
                                       as Sponsor and Debenture Issuer


                                       By:
                                           -------------------------------------
                                           Simone F. Lagomarsino
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                     ANNEX I

                                    TERMS OF
                               10.18% MMCAPS(SM)
                            10.18% COMMON SECURITIES


                Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust of HFC Capital Trust I, dated as of March 28, 2001 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Indenture (as defined in the Declaration):

        1. Designation and Number.

        (a) Capital Securities. 9,000 MMCapS(SM) of the Trust (the "Capital Securities") with an aggregate liquidation amount with respect to the assets of the Trust of Nine Million Dollars ($9,000,000) and with a liquidation amount with respect to the assets of the Trust of One Thousand Dollars ($1,000) (the "Liquidation Amount") per security, are hereby designated for the purposes of identification only as "10.18% Capital Securities. The certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any exchange or quotation system on or in which the Capital Securities are listed, traded or quoted.

        (b) Common Securities. 300 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Three Hundred Thousand Dollars ($300,000) and a liquidation amount with respect to the assets of the Trust of $1,000 per security, are hereby designated for the purposes of identification only as "10.18% Common Securities" (the "Common Securities"). The certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

        2. Distributions.

        (a) Distributions on each Security will be payable at a fixed rate per annum of 10.18% (the "Coupon Rate") of the Liquidation Amount of $1,000 per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one semi-annual period will bear additional Distributions thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein, includes distributions of any and all such interest, if any, payable unless otherwise stated. A Distribution is payable only to the extent that payments are made with respect to the Debentures held by the Property Trustee and to the extent the Property Trustee has funds legally available therefor.

        (b) Distributions on the Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from



                                   Annex I-1

March 28, 2001 and will be payable semi-annually in arrears on June 8th and December 8th of each year, commencing June 8, 2001 (each, a "Distribution Date"), except as otherwise described below. Distributions will be computed on the basis a 360-day year of twelve 30-day months. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 10 consecutive semi-annual periods, including the first such semi-annual period during such period (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided, that no Extension Period shall end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Notwithstanding such deferral, Distributions will continue to accumulate with additional Distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded semi-annually during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period, provided, that such extension does not cause such Extension Period, together with all such previous and further extensions within such Extension Period, to exceed 10 consecutive semi-annual periods, including the first semi-annual period during such Extension Period, end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

        (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the close of business on the 15TH day of the month immediately preceding the month in which the relevant Distribution Date occurs, which Distribution Dates correspond to the Interest Payment Dates for the Debentures. The relevant record dates for the Common Securities shall be the same as the record dates for the Capital Securities. Distributions payable on any Securities that are not punctually paid on any Distribution Date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Holder on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distributions payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that if such next succeeding Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such date.

        (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders.

        3. Liquidation Distribution Upon Dissolution.



                                   Annex I-2

                In the event of any dissolution of the Trust, the Trust shall be liquidated by the Administrative Trustees as expeditiously as the Administrative Trustees determine to be possible by distributing to the Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, a Like Amount (as defined below) of the Debentures, unless such distribution is determined by the Property Trustee not to be practicable, in which event such Holders will be entitled to receive out of the assets of the Trust legally available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the Liquidation Amount of $1,000 per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution").

                "Like Amount" means (i) with respect to a redemption of the Securities, Securities having a Liquidation Amount equal to the principal amount of Debentures to be paid in accordance with their terms and (ii) with respect to a distribution of Debentures upon the liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Securities of the Holder to whom such Debentures are distributed.

                If, upon any such liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust with respect to the Securities shall be paid on a Pro Rata basis.

        4. Redemption and Distribution.

        (a) Upon the repayment of the Debentures in whole or in part, at maturity or otherwise (either at the option of the Debenture Issuer or pursuant to a Special Event, as described below), the proceeds from such repayment shall be simultaneously applied by the Property Trustee (subject to the Property Trustee having received written notice no later than 45 days prior to such repayment) to redeem a Like Amount of the Securities at a redemption price equal to (i) in the case of the repayment of the Debentures on the Maturity Date, the Maturity Redemption Price (as defined below), (ii) in the case of the optional prepayment of the Debentures prior to the Initial Optional Redemption Date and upon the occurrence and continuation of a Special Event, the Special Event Redemption Price (as defined below) and (iii) in the case of the optional prepayment of the Debentures on or after the Initial Optional Redemption Date, the Optional Redemption Price (as defined below). The Maturity Redemption Price, the Special Event Redemption Price and the Optional Redemption Price are referred to collectively as the "Redemption Price." Holders will be given not less than 30 nor more than 60 days prior written notice of such redemption.

        (b) (i) The "Maturity Redemption Price" shall mean an amount equal to 100% of the principal amount of the Debentures, plus any accrued and unpaid interest thereon (including Compounded Interest and Additional Sums, if any) to the Maturity Date thereof.

                (ii) The Debenture Issuer shall have the right (subject to the conditions in the Indenture) to elect to prepay the Debentures, in whole or in part, at any time on or after June 8, 2001 (the "Initial Optional Redemption Date"), and, simultaneous with such prepayment, to cause a Like Amount of the Securities to be redeemed by the Trust at the Optional Redemption Price on a Pro Rata basis. "Optional Redemption Price" shall mean an amount



                                   Annex I-3
equal to the applicable redemption price set forth below plus, accumulated and unpaid Distributions thereon, if any, to the date of such redemption if redeemed during the 12-month period beginning June 8th, of the years indicated below:

                                            Percentage of
                                             Liquidation
                       Year                    Amount
              -----------------------    --------------------
                       2011                   105.090%
                       2012                   104.581%
                       2013                   104.072%
                       2014                   103.563%
                       2015                   103.054%
                       2016                   102.545%
                       2017                   102.036%
                       2018                   101.527%
                       2019                   101.018%
                       2020                   100.509%
               2021 and thereafter             100.00%

        (c) If at any time an Investment Company Event, a Regulatory Capital Event or a Tax Event (each as defined below, and each a "Special Event") occurs, the Debenture Issuer shall have the right (subject to the conditions set forth in the Indenture) at any time prior to the Initial Optional Redemption Date, to prepay the Debentures in whole, but not in part, within the 90 days following the occurrence of such Special Event (the "90 Day Period"), and, simultaneous with such prepayment, to cause a Like Amount of the Securities to be redeemed by the Trust at the Special Event Redemption Price on a Pro Rata basis.

                "Investment Company Event" shall mean the receipt by the Debenture Issuer and the Trust of a written opinion of independent securities counsel experienced in such matters to the effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any rules, guidelines or policies of any applicable regulatory authority for the Debenture Issuer or
(b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Securities, the Trust is, or within 90 days of the date of such opinion will be, considered an Investment Company that is required to be registered under the Investment Company Act.



                                   Annex I-4

                "Regulatory Capital Event" shall mean the receipt by the Debenture Issuer and the Trust of a written opinion of independent bank regulatory counsel experienced in such matters to the effect that as a result of
(a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any rules, guidelines or policies of an applicable regulatory authority for the Debenture Issuer or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Securities, the Capital Securities do not constitute, or within 90 days of the date of such opinion will not constitute, Tier 1 Capital (or its then equivalent) if the Debenture Issuer is a bank holding company or if the Debenture Issuer is a savings and loan holding company and is then subject to similar capital adequacy requirements; provided, however, that the distribution of the Debentures in connection with the liquidation of the Trust by the Debenture Issuer shall not in and of itself constitute a Regulatory Capital Event.

                "Special Event Redemption Price" shall mean, with respect to any redemption of the Securities following a Special Event, an amount in cash equal to (i) 106.09% of the principal amount of the Debentures, if the Special Event occurs prior to June 8, 2011 and (ii) if the Special Event occurs on or after June 8, 2011, the amount of the Optional Redemption Price (calculated as if the Debenture Issuer had prepaid such Debentures on such date), plus, in the case of
(i) and (ii), any accrued and unpaid interest thereon (including Compounded Interest and Additional Sums, if any) to the date of such redemption.

                A "Tax Event" shall occur upon receipt by the Debenture Issuer and the Trust of a written opinion of independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Securities, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debentures, (ii) the interest payable by the Debenture Issuer on the Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Debenture Issuer, in whole or in part, for United States federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

        (d) In the case of an optional redemption, if fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Capital Securities shall be redeemed Pro Rata and the Capital Securities to be redeemed will be determined as described in Section 4(g)(ii) below. Upon the entry of an order for the dissolution of the Trust by a court of competent jurisdiction, the Debentures thereafter will be subject to optional redemption, in whole, but not in part, on or after the Initial Optional Redemption Date.

        (e) On and from the date fixed by the Administrative Trustees for any distribution of Debentures and liquidation of the Trust: (i) the Securities will no longer be deemed to be



                                   Annex I-5
outstanding and (ii) any certificates representing Securities will be deemed to represent beneficial interests in a Like Amount of Debentures until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

        (f) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all semi-annual Distribution periods terminating on or before the date of redemption.

        (g) The procedure with respect to redemptions or distributions of Securities shall be as follows:

                (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this
        Section 4(g)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Redemption/Distribution Notice shall be addressed to the Holders at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the particular Securities to be redeemed shall be selected on a Pro Rata basis (based upon Liquidation Amounts) not more than 60 nor less than 30 days prior to the date fixed for redemption from the outstanding Securities not previously called for redemption; provided, however, that with respect to Holders that would be required to hold less than 100 but more than zero Securities as a result of such redemption, the Trust shall redeem Securities of each such Holder so that after such redemption such Holder shall hold either 100 Securities or such Holder no longer holds any Securities, and shall use such method (including, without limitation, by lot) as the Trust shall deem fair and appropriate; provided further, that any such redemption may be made on the basis of the aggregate Liquidation Amount of Securities held by each Holder thereof and may be made by making such adjustments as the Trust deems fair and appropriate in order that fractional Securities shall not thereafter remain outstanding.

                (iii) If Securities are to be redeemed and the Trust gives a Redemption/ Distribution Notice (which notice will be irrevocable), then, with respect to Definitive Capital Securities and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will irrevocably deposit with the paying agent for the Capital Securities (if other than the Property Trustee) funds sufficient to pay the applicable Redemption Price to the Holders by check mailed to the



                                   Annex I-6
        address of the relevant Holder appearing on the books and records of the Trust on the redemption date, and provided further, that any such payment shall become due only upon surrender by the Holder of the related certificated Capital Securities. If a Redemption/ Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accumulate on the Securities so called for redemption and all rights of Holders so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Securities shall cease to be outstanding.

                (iv) Payment of accumulated and unpaid Distributions on the Redemption Date of the Securities will be subject to the rights of Holders at the close of business on a regular record date in respect of a Distribution Date occurring on or prior to such Redemption Date.

                Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of (i) any Securities beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Securities for redemption or (ii) any Securities selected for redemption, except the unredeemed portion of any Security being redeemed. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay). If payment of the Redemption Price with respect to any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accumulate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                (v) Redemption/Distribution Notices shall be sent by the Property Trustee on behalf of the Trust to the Holders of the Securities.

                (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws and banking laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

        5. Voting Rights - Capital Securities.

        (a) Except as provided under Sections 5(b), 6(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights.

        (b) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee or executing any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.07 of the



                                   Annex I-7

Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in Liquidation Amount of all outstanding Capital Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Capital Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Capital Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Capital Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an opinion of counsel experienced in such matters to the effect that the Trust will continue to be classified as a grantor trust for United States federal income tax purposes after taking any such action into account.

                If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on the due date (or, in the case of redemption, on the redemption date), then a Holder of Capital Securities may institute a proceeding directly against the Debenture Issuer for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Debentures (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the Common Securities Holder will be subrogated to the rights of such Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Capital Securities in such Direct Action. Except as provided in the second preceding sentence, or except as set forth in the first sentence of Section 3.8(e) of the Declaration, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

                Any approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Property Trustee will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote to be mailed to each Holder of record of Capital Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consent.

                No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

                Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.



                                   Annex I-8

        6. Voting Rights - Common Securities.

        (a) Except as provided under Sections 6(b), 6(c), and 7 or as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

        (b) Unless a Debenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by the Holder of the Common Securities. If a Debenture Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time by the Holders of a Majority in Liquidation Amount of the outstanding Capital Securities. In no event will the Holders of the Capital Securities have the right to vote to appoint, remove or replace the Administrative Trustees, which voting rights are vested exclusively in the Sponsor as the Holder of the Common Securities. No resignation or removal of a Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the Declaration.

        (c) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in Liquidation Amount of all outstanding Common Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Common Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Common Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Common Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an opinion of counsel experienced in such matters to the effect that the Trust will continue to be classified as a grantor trust for United States federal income tax purposes after taking any such action into account.

                If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on the due date (or in the case of redemption, on the redemption date), then a Holder of Common Securities may institute a Direct Action directly against the Debenture Issuer for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Debentures on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Common Securities Holder will be subordinated to the rights of Holders of Capital Securities in respect of any payment from the Debenture Issuer in such Direct Action. Except as provided in the second preceding sentence, the Holders of Common Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.



                                   Annex I-9

                Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought, and (iii) instructions for the delivery of proxies or consents.

                No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

        7. Amendments to Declaration.

                In addition to the requirements set out in Section 12.1 of the Declaration, the Declaration may be amended from time to time by the Sponsor, the Property Trustee and the Administrative Trustees without the consent of the Holders to (i) cure any ambiguity, correct or supplement any provisions in the Declaration that may be inconsistent with any other provisions, or make any other provisions with respect to matters or questions arising under the Declaration which shall not be inconsistent with the other provisions of the Declaration or (ii) modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act; provided, however, that in each case, such action shall not adversely affect in any material respect the interests of any Holder, and any such amendments of the Declaration shall become effective when notice thereof is given to the Holders. The Declaration may also be amended by the Trustees and the Sponsor with (i) the consent of Holders representing a Majority in Liquidation Amount of all outstanding Securities, and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an Investment Company under the Investment Company Act; provided, however, that, without the consent of each Holder of Securities, the Declaration may not be amended to (i) change the amount or timing of any Distribution on, or the payment required to be made in respect of, the Securities as of a specified date, increase the number or aggregate Liquidation Amount of the Securities or change of any of the redemption provisions or (ii) restrict the right of a Holder of Securities to institute suit for the enforcement of any such payment on or after such date.

        8. Pro Rata.

                A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder according to the aggregate Liquidation Amount of the Securities held by such Holder in relation to the aggregate



                                   Annex I-10

Liquidation Amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities pro rata according to the aggregate Liquidation Amount of Capital Securities held by such Holder relative to the aggregate Liquidation Amount of all Capital Securities outstanding and then, only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of Common Securities pro rata according to the aggregate Liquidation Amount of Common Securities held by such Holder relative to the aggregate Liquidation Amount of all Common Securities outstanding.

        9. Ranking.

                The Capital Securities rank pari passu with the Common Securities and payment thereon shall be made Pro Rata with the Common Securities, except that, if an Event of Default under the Declaration occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the Holders of the Capital Securities shall be paid in full the Distributions, Redemption Price, Liquidation Distribution and any other payments to which they are entitled at such time.

        10. Acceptance of Capital Securities Guarantee, Common Securities Guarantee, Indenture and Debentures.

                Each Holder of Capital Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Capital Securities Guarantee, the Common Securities Guarantee, the Indenture and the Debentures, as applicable, including the subordination provisions therein.

        11. No Preemptive Rights.

                Neither the issuance of Capital Securities, nor the issuance of Common Securities is subject to preemptive or other similar rights. The Holders shall have no preemptive or similar rights to subscribe for any additional securities.

        12. Miscellaneous.

                These terms constitute a part of the Declaration.

                The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee or the Common Securities Guarantee, as applicable, and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Trust at its principal place of business.



                                   Annex I-11

                                   EXHIBIT A-1


                      FORM OF CAPITAL SECURITY CERTIFICATE

                           [FORM OF FACE OF SECURITY]

                THIS CAPITAL SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS CAPITAL SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS CAPITAL SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH HAWTHORNE FINANCIAL CORPORATION (THE "CORPORATION") OR ANY "AFFILIATE" OF THE CORPORATION WAS THE OWNER OF THIS CAPITAL SECURITY (OR ANY PREDECESSOR OF THIS CAPITAL SECURITY) ONLY (A) TO THE CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS CAPITAL SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1),
(2), (3), (7) OR (8) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS CAPITAL SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF HFC CAPITAL TRUST I (THE "TRUST") AND THE CORPORATION PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) PURSUANT TO CLAUSE (D) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX II TO



                                 Exhibit A-1-1

THE DECLARATION. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CAPITAL SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THE CAPITAL SECURITIES OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF CAPITAL SECURITIES IS NOT PROHIBITED BY SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THE CAPITAL SECURITIES OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

                THE CAPITAL SECURITIES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 (100 CAPITAL SECURITIES) AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF CAPITAL SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 (100 CAPITAL SECURITIES) SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH CAPITAL SECURITIES FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON SUCH CAPITAL SECURITIES, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH CAPITAL SECURITIES.



                                 Exhibit A-1-2

Certificate Number: [_________________]         Aggregate Liquidation Amount:
                                                $_____________

CUSIP Number: [__________]

                    Certificate Evidencing Capital Securities

                                       of

                               HFC Capital Trust I



                                10.18% MMCapS(SM)
                (liquidation amount $1,000 per Capital Security)

                HFC Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that MMCapS(SM) FUNDING I, LTD. (the "Holder") is the registered owner of $___________ in aggregate liquidation amount of the Capital Securities of the Trust representing undivided preferred beneficial interests in the assets of the Trust designated the 10.18% MMCapS(SM) (liquidation amount $1,000 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust, dated as of March 28, 2001, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Trust at its principal place of business.

                Upon receipt of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Capital Securities Guarantee to the extent provided therein.

                By acceptance hereof, the Holder agrees, for United States federal income tax purposes, to treat the Debentures as indebtedness and the Capital Securities as evidence of indirect beneficial ownership in the Debentures.



                                 Exhibit A-1-3

                IN WITNESS WHEREOF, the Trust has executed this certificate this ___th day of _______, 2001.

                                       HFC CAPITAL TRUST I



                                       By:
                                           -------------------------------------
                                           Administrative Trustee



PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the 10.18% MMCapS(SM) of HFC Capital Trust I referred to in the within-mentioned Declaration.

Dated:                ,
      ----------------  ----


                                       WILMINGTON TRUST COMPANY,
                                       not in its individual capacity but solely as Property Trustee

                                       By:
                                           -------------------------------------
                                           Authorized Signatory



                                 Exhibit A-1-4

                          [FORM OF REVERSE OF SECURITY]

                Distributions on each Capital Security will be payable at a fixed rate per annum of 10.18% (the "Coupon Rate") of the liquidation amount of $1,000 per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one semi-annual period will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). The term "Distribution," as used herein, includes such cash distributions and any and all such interest, if any, payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds legally available therefor.

                Distributions on the Capital Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from March 28, 2001 and will be payable semi-annually in arrears on June 8th and December 8th of each year, commencing June 8, 2001 (each, a "Distribution Date"), except as otherwise described below. Distributions will be computed on the basis of a 360-day year of twelve 30-day months. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 10 consecutive semi-annual calendar periods, including the first such semi-annual period during such extension period (each an "Extension Period"), provided, that no Extension Period shall end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Notwithstanding such deferral, semi-annual Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Debentures) at the Coupon Rate compounded semi-annually during any such Extension Period. Prior to the termination of any Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided, that such Extension Period, together with all such previous and further extensions within such Extension Period, may not (i) exceed 10 consecutive semi-annual periods, including the first semi-annual period during such Extension Period, (ii) end on a date other than an Interest Payment Date for the Debentures or (iii) extend beyond the Maturity Date of the Debentures. Payments of accumulated Distributions will be payable to Holders as they appear on the books and records of the Trust on the record date immediately preceding the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.



                                 Exhibit A-1-5

                Subject to receipt by the Sponsor of any and all required regulatory approvals and to certain other conditions set forth in the Declaration and the Indenture, the Property Trustee may, at the direction of the Sponsor, at any time dissolve the Trust and after satisfaction of liabilities to creditors of the Trust as provided by applicable law, cause the Debentures to be distributed to the Holders of the Securities in liquidation of the Trust or, simultaneously with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

                The Capital Securities shall be redeemable as provided in the Declaration.



                                 Exhibit A-1-6

                The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                TEN CON - as tenants in common

                TEN ENT - as tenants in the entireties

                JT TEN - as joint tenants with right of survival

                UNIF GIFT MIN ACT - under Uniform Gift to Minors Act and not as tenants

                Additional abbreviations may also be used though not in the above list.


                                   ----------

                                   ASSIGNMENT

                                   ----------

FOR VALUE RECEIVED, the undersigned hereby assigns and transfers this Capital Security Certificate to:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            (Assignee's social security or tax identification number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       (Address and zip code of assignee)

and irrevocably appoints


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
      -----------------

Signature:
           -------------------------------------------------------



                                 Exhibit A-1-7

(Sign exactly as your name appears on the other side of this Capital Security Certificate)

Signature Guarantee:
                     -----------------------------------------------------------

-----------------------------

                Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                                 Exhibit A-1-8

In connection with any transfer of any of the Capital Securities evidenced by this Certificate, the undersigned confirms that such Capital Securities are being:

CHECK ONE BOX BELOW

       (1) Y    exchanged for the undersigned's own account without transfer; or

       (2) Y transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

       (3) Y transferred to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3), (7) or (8) of Rule 501 under the Securities Act of 1933 that is acquiring the Capital Securities for its own account, or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act of 1933, as amended; or

       (4) Y transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended; or

       (5) Y    transferred pursuant to an effective registration statement.

Unless one of the boxes is checked, the Registrar will refuse to register any of the Capital Securities evidenced by this Certificate in the name of any Person other than the Holder hereof; provided, however, that if box (3) or (4) is checked, the Registrar may require, prior to registering any such transfer of the Capital Securities, such legal opinions, certifications and other information as the Trust has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, such as the exemption provided by Rule 144 under such Act; provided further, that (i) if box (2) is checked, by acceptance of this Certificate, the transferee shall be deemed to have certified that it is a "qualified institutional buyer" (as defined in Rule 144A) ("QIB") acquiring the Capital Securities for its own account or for the account of another QIB over which it exercises sole investment discretion and that it is aware that the Holder is relying upon the exemption from registration afforded by Rule 144A in respect of the Holder's transfer of Capital Securities to it or (ii) if box (3) is checked, the transferee must also provide to the Registrar a Transferee Letter of Representation in the form attached to the Declaration, provided further, that after the date that a registration statement has been filed and so long as such registration statement continues to be effective, only then may the Registrar permit transfers for which box (5) has been checked.


                                           -------------------------------------
                                                        Signature



                                 Exhibit A-1-9

                                   EXHIBIT A-2

                      FORM OF COMMON SECURITY CERTIFICATE

        THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS COMMON SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.



                                 Exhibit A-2-1

This Certificate is not transferable except in compliance with Section 9.1(c) of the Declaration.

                    Certificate Evidencing Common Securities

                                       of

                               HFC Capital Trust I

                            10.18% Common Securities
                 (liquidation amount $1,000 per Common Security)

                HFC Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Hawthorne Financial Corporation (the "Holder") is the registered owner of ____ common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 10.18% Common Securities (liquidation amount $1,000 per Common Security) (the "Common Securities"). Subject to the terms of
Section 9.1(c) of the Declaration (as defined below), the Common Securities are not transferable. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of the Trust dated as of March 28, 2001 as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Trust at its principal place of business.

                Upon receipt of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Common Securities Guarantee to the extent provided therein.

                By acceptance hereof, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

                IN WITNESS WHEREOF, the Trust has executed this certificate this ___th day of ___________, 2001.

                                       HFC CAPITAL TRUST I



                                       By:
                                           -------------------------------------
                                           Administrative Trustee



                                 Exhibit A-2-2

                          [FORM OF REVERSE OF SECURITY]

        Distributions on each Common Security will be payable at a rate of 10.18% per annum (the "Coupon Rate") of the liquidation amount of $1000 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one semi-annual period will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions," as used herein, includes such cash distributions and any and all such interest, if any, payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds legally available therefor.

        Distributions on the Common Securities will be cumulative, will accrue from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from March 28, 2001 and will be payable semi-annually in arrears on June 8th and December 8th of each year, commencing June 8, 2001 (each, a "Distribution Date"), except as otherwise described below. Distributions will be computed on the basis of a 360-day year of twelve 30-day months. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 10 consecutive calendar semi-annual periods, including the first such semi-annual period during such extension period (each an "Extension Period"), provided, that no Extension Period shall end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Notwithstanding such deferral, semi-annual Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Debentures) at the Coupon Rate compounded semi-annually during any such Extension Period. Prior to the termination of any Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided, that such Extension Period, together with all such previous and further extensions within such Extension Period, may not (i) exceed 10 consecutive semi-annual periods, including the first semi-annual period during such Extension Period, (ii) end on a date other than an Interest Payment Date for the Debentures or (iii) extend beyond the Maturity Date of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the record date immediately preceding the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

        Subject to the receipt by the Sponsor of any and all required regulatory approvals and to certain other conditions set forth in the Declaration and the Indenture, the Property Trustee may, at the direction of the Sponsor, at any time dissolve the Trust and cause the Debentures to be distributed to the Holders of the Securities in liquidation of the Trust or, simultaneously with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

        The Common Securities shall be redeemable as provided in the Declaration.



                                 Exhibit A-2-3

        Under certain circumstances, the rights of the holders of the Common Securities shall be subordinate to the rights of the holders of the Capital Securities, as provided in the Declaration.



                                 Exhibit A-2-4

                                                                        ANNEX II

                       TRANSFEREE LETTER OF REPRESENTATION



HFC Capital Trust I
c/o Hawthorne Financial Corporation
2381 Rosecrans Avenue
El Segundo, California 90245


Ladies and Gentlemen:

        In connection with the proposed transfer to us of 10.18% MMCapS(SM) (the "capital securities") of HFC Capital Trust I (the "Trust"), we confirm that:

        1. We understand that the capital securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or other applicable securities laws, and may not be offered, sold or otherwise transferred except as permitted in the following sentence. We agree on our behalf and on behalf of any investor account for which we are purchasing capital securities to offer, sell or otherwise transfer such capital securities prior to the date which is two years after the later of the date of original issue thereof and the last date on which Hawthorne Financial Corporation (the "Corporation") or any "affiliate" of the Corporation was the owner of such capital securities (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Corporation, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) so long as the capital securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a "qualified institutional buyer" (a "QIB") as defined in Rule 144A under the Securities Act that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) to an institutional "accredited investor" (an "Institutional Accredited Investor") within the meaning of subparagraph (a)(1), (2), (7) or (8) of Rule 501 under the Securities Act that is acquiring the capital securities for its own account or for the account of such an Institutional Accredited Investor for investment purposes and not with a view to, or for offer and sale in connection with, any distribution in violation of the Securities Act or (e) pursuant to any other available exemption from the registration requirements under the Securities Act, subject to the right of the Trust and the Corporation prior to any such offer, sale or transfer (i) pursuant to clause (d) or (e) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them and (ii) pursuant to clause (d) above to require that the transferor deliver to the Trust a letter from the transferee substantially similar to this letter.

        2. We are an Institutional Accredited Investor purchasing for our own account or for the account of such an Institutional Accredited Investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or any other applicable securities laws and we have such knowledge and experience in financial



                                   Annex II-1
and business matters as to be capable of evaluating the merits and risks of our investment in the capital securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment for an indefinite period.

        3. We are acquiring the capital securities purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

        4. You and the Corporation are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

        5. We are (1) not an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan to which Section 4975 of the Internal Revenue Code of 1986 ("Code") is applicable, a trustee or other person acting on behalf of such employee benefit plan or plan, or any other person or entity using the assets of any employee benefit plan or plan to finance such purchase, or (2) such purchase will not result in a prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code for which there is no applicable statutory or administrative exemption. We make this representation to the trustees of the Trust, Hawthorne Financial Corporation and MMCapS(SM) Funding I, Ltd.

        THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Very truly yours,



-------------------------------
Name of Purchaser:
By:
Date:


        The capital securities will be registered in the name of the beneficial owner as follows:

Name:
Address:

Taxpayer ID Number:



                                   Annex II-2